   Rule 497(e)

   File Nos. 033-83928

   811-08762

RETIREMENT PLAN SERIES ACCOUNT

An Individual Flexible Premium Variable Annuity

Issued by Great-West Life & Annuity Insurance Company

Supplement dated March 15, 2013 to the

Prospectus and Statement of Additional Information dated April 30, 2001

This Supplement amends certain information contained in the Prospectus dated April 30, 2001.

Effective on or about April 30, 2013, the Great-West MFS International Value Fund (the International Value Fund) will become an investment option in the Series Account.

Effective on or about April 30, 2013, the Great-West Invesco ADR Fund (the ADR Fund) will merge into the International Value Fund. All investments in the Investment Division that invests in shares of the ADR Fund will automatically become investments in the Investment Division that invests in shares of the International Value Fund.

You may elect to Transfer your contract value out of the ADR Fund by calling an annuity account representative at 1-800-905-1959, or by writing to Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also elect a Transfer from the ADR Fund to another Investment Division by using the Intouch® Voice Response System at 1-800-905-1959, or by using the website at www.gwrs.com.

Aside from the changes detailed above, the terms of your contract are not affected in any manner, and no other changes are being made to your contract. These contracts are no longer being sold.

This Supplement must be accompanied by, or read in conjunction with, the Prospectus and

                            Statement of Additional Information, dated April 30, 2001.

                Please read this Supplement carefully and retain it for future reference.